UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 27, 2006



                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
                                on behalf of the
                      GMACM Home Equity Loan Trust 2006-HE1
             (Exact name of registrant as specified in its charter)

            Delaware                      333-125485             41-1955181
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
         incorporation)                                      Identification No.)

           8400 Normandale Lake Blvd., Suite 250 Minneapolis, MN 55437
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (952) 832-7000
                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 -- OTHER EVENTS

ITEM 8.01.     OTHER EVENTS.

        The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005, are included in this Form 8-K. The financial statements as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 have been audited by Ernst & Young LLP. The consent of Ernst & Young LLP to the inclusion of their audit report on such financial statements in this Form 8-K and to their being referred to as "Experts" in the Prospectus Supplement relating to the GMACM Home Equity Loan Trust 2006-HE1, Home Equity Loan-Backed Term Notes, Series 2006-HE1, are attached hereto, as Exhibit 23.1. The financial statements of FGIC as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 are attached hereto as Exhibit 99.1.


SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01(d).     Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits:


Exhibit
Number             Description

     23.1 Consent of Independent Registered Public Accounting Firm

     99.1 Financial statements of FGIC as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005.



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 RESIDENTIAL ASSET MORTGAGE
                                 PRODUCTS, INC.



                                        By:  /s/ Patricia Taylor
                                      Name:  Patricia C. Taylor
                                     Title:  Vice President



Dated:  March 27, 2006




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                                  Exhibit Index



Exhibit No.                         Description


 23.1            Consent of Independent Registered Public Accounting Firm
 99.1 Financial statements of FGIC as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005.




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                                  Exhibit 23.1



CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the reference to our firm under the caption "Experts" in the Prospectus Supplement of GMACM Home Equity Loan Trust 2006-HE1 for the registration of GMACM Home Equity Loan-Backed Term Notes, Series 2006-HE1 in the registration statement on Form S-3 (No. 333-125485) and to the incorporation by reference therein of our report dated January 23, 2006, with respect to the financial statements of Financial Guaranty Insurance Company appearing in the Form 8-K of Residential Asset Mortgage Products, Inc. dated March 27, 2006, filed with the Securities and Exchange Commission.


/s/ Ernst & Young LLP



New York, New York
March 27, 2006


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                                  Exhibit 99.1



                                [see attachment]